Exhibit 99.1

THIS THIRD AMENDING AGREEMENT dated as of the 12th day of June, 2006

BETWEEN:

SMTC MANUFACTURING CORPORATION OF CALIFORNIA

SMTC MANUFACTURING CORPORATION OF WISCONSIN

SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

SMTC MEX HOLDINGS, INC.

collectively, as US Borrowers

- and -

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), formerly known as

Congress Financial Corporation (Central)

as Lender and US Collateral Agent

WHEREAS US Borrowers, Lender and US Collateral Agent entered into a loan agreement dated June 1, 2004 (the “Loan Agreement”) pursuant to which certain credit facilities were established in favour of US Borrowers;

AND WHEREAS Lender and US Collateral Agent have executed a consent and release letter dated July 4, 2005 (the “Consent”) providing, among other things, their consent to the sale by SMTC Manufacturing Corporation of Wisconsin to SMT Engineering, LLC of certain assets;

AND WHEREAS US Borrowers, Lender and US Collateral Agent entered into a subsequent amending agreement in respect of the Loan Agreement dated March 10, 2005 (the “Original Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS US Borrowers, Lender and US Collateral Agent entered into a first amending agreement in respect of the Loan Agreement dated March 31, 2005 (the “First Amending Agreement”) amending certain terms and conditions of the Loan Agreement and providing that the terms of the First Amending Agreement supercede and replace, in its entirety, the Original Amending Agreement to the effect that the Original Amending Agreement is deemed to have had no force and effect and to the same extent as if it had never been executed and delivered;

AND WHEREAS US Borrowers, Lender and US Collateral Agent entered into a second amending agreement in respect of the Loan Agreement dated August 17, 2005 (the “Second Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS the parties wish to enter into this agreement to amend certain terms and conditions of the Loan Agreement to, among other things, extend a Term Loan in favour of each of SMTC Manufacturing Corporation of California (“SMTC California”) and SMTC Massachusetts in the aggregate principal amount of up to US$1,300,000 repayable by them in thirty-six (36) equal monthly installments of US$36,111;

NOW THEREFORE THIS THIRD AMENDING AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:

Section 1 General

In this Third Amending Agreement, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Loan Agreement.

Section 2 To be Read with Loan Agreement

This Third Amending Agreement is an amendment to the Loan Agreement. Unless the context of this Third Amending Agreement otherwise requires, the Loan Agreement, the Consent, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement, the Consent, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement were contained in one agreement. The term “Agreement” when used in the Loan Agreement means the Loan Agreement as amended by the Consent, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time.

Section 3 No Novations

Nothing in this Third Amending Agreement, nor in the Loan Agreement when read together with the Consent, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations.

Section 4 Amendments to Loan Agreement

(a)	Section 1.42 (Definitions) of the Loan Agreement is hereby deleted and replaced with the following:

“1.42 Intentionally Deleted.”.

(b)	Section 1.100 (Definitions) of the Loan Agreement is hereby deleted and replaced with the following:

“1.100 “Term Loan Advance Date”

“Term Loan Advance Date” shall mean the date upon which the US$1,138,000 Term Loan is made hereunder.

(c)	Section 1 (Definitions) of the Loan Agreement is amended by adding the following definition in its proper alphabetical order:

“1.90A “SMTC California”

“SMTC California” shall mean SMTC Manufacturing Corporation of California, a California corporation, and its successors and assigns.”

(d)	Section 1.99 (Definitions) of the Loan Agreement is hereby deleted and replaced with the following:

“1.99 “Term Loan”

“Term Loan” shall mean the term loan denominated in US Dollars made by Lender to each of SMTC California and SMTC Massachusetts as provided for in Section 2.3 hereof.”

(e)	Section 2.3 (Term Loans) of the Loan Agreement is hereby deleted and replaced with the following:

“2.3 Term Loans”

The Term Loan shall be made available to SMTC California and SMTC Massachusetts subject to the terms and conditions contained herein:

(a) The Term Loan shall be available to SMTC California and/or SMTC Massachusetts in the original principal amount equal to the lesser of (the “Term Loan Maximum Limit”):

(i)	US$1,300,000; or

(ii)	the US Dollar Amount of ninety (90%) percent of the Net Forced Sale Value of the Eligible Equipment, as determined by Lender based on an appraisal, in form, scope and methodology, and by an appraiser, acceptable to Lender, addressed to Lender or upon which Lender is permitted to rely.

(b) Repayment of the Term Loan shall be made in thirty-six (36) equal consecutive monthly installments commencing on the first Business Day of the calendar month immediately following the Term Loan Advance Date (the “Term Loan Repayment Commencement Date”) with the final payment due in respect thereof payable on the date which is the earlier to occur of:

(i)	thirty-six (36) months from the Term Loan Repayment Commencement Date; and

(ii)	the termination or non-renewal by Lender of this Agreement pursuant to the terms hereof.

(c) The Term Loan shall be (i) evidenced by term promissory notes (each a “Term Note”) in such principal amount as of the date hereof; (ii) shall be repaid together with interest and other amounts in accordance with this Agreement, the applicable Term Note and the other Financing Agreements; and (iii) secured by the Collateral.

(d) The Term Loan Maximum Limit shall be reset by Lender from time to time on each Reset Date and, if required by Lender, each of SMTC California and/or SMTC Massachusetts agrees to execute and deliver an amended and restated Term Note to Lender on each Reset Date. If on any Reset Date, the aggregate amount of the Term Loan exceeds the Term Loan Maximum Limit (each, an “Excess Amount”), as determined by Lender, SMTC California and/or SMTC Massachusetts, as applicable, shall, to the extent there is availability under the Revolving Loans, be deemed (without the requirement of any further action or documentation) to have requested from Lender an advance under the Revolving Loan in an amount equal to the Excess Amount. In the event that the availability under the Revolving Loans is less than the Excess Amount, SMTC California and/or SMTC Massachusetts, as applicable, shall be deemed to have requested an advance to the amount which is available under the Revolving Loans and shall repay the balance of such Excess Amount to Lender upon demand by Lender, which may be made at any time and from time to time.

(e) All repayments on account of the Term Loan made from time to time shall be applied to permanently reduce the aggregate amount of the Term Loan.

(f) Lender may, in its reasonable credit judgment, from time to time reduce the lending formula with respect to Eligible Equipment. In determining whether to reduce the lending formula, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Availability Reserves.”

Section 5 Agreement with respect to Additional Term Loan Advance

Notwithstanding any other term of this Third Amending Agreement, US Borrowers and Lender agree that the Term Loan shall be in the original aggregate principal amount of US$1,138,000 on the date hereof and that an additional advance under the Term Loan of US$162,000 (the “Additional Advance”) shall be advanced by Lender to SMTC Massachusetts on or about June 20, 2006 (the “Advance Date”) provided that on the Advance Date:

(a)	the representations and warranties set forth in Section 8 of the Loan Agreement continue to be true and correct;

(b)	no Event of Default exists;

(c)	each US Borrower is in compliance with the covenants contained in Section 6, Section 7 and Section 9 of the Loan Agreement;

(d)	the conditions precedent in Section 7 hereof have been met to the satisfaction of Lender or have been waived in writing (in whole or in part) by Lender in its sole discretion; and

(e)	Lender has received, in form and substance satisfactory to Lender, such other documents, instructions or opinions as are required by Lender including, without limitation:

(i)	a Term Note evidencing the Additional Advance executed by SMTC Massachusetts; and

(ii)	Lender has received all consents, waivers, acknowledgments and other agreements from third parties which Lender may deem necessary or desirable in order to ensure its first ranking priority in and to the Collateral.

Section 6 Representations and Warranties

In order to induce Lender to enter into this Third Amending Agreement, each US Borrower represents and warrants to Lender as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)	the representations and warranties set forth in Section 8 of the Loan Agreement continue to be true and correct as of the date hereof;

(b)	the execution, delivery and performance of this Third Amending Agreement and the transactions contemplated hereunder are all within each US Borrower’s corporate powers, have been duly authorized and are not in contravention of law or the terms of each US Borrower’s certificate of incorporation, by-laws or other organizational documentation, or any indenture, agreement or undertaking to which a US Borrower is a party or by which a US Borrower or its property is bound;

(c)	each US Borrower has duly executed and delivered this Third Amending Agreement;

(d)	this Third Amending Agreement constitutes a legal, valid and binding obligation of each US Borrower, enforceable against it by Lender and US Collateral Agent in accordance with its terms;

(e)	no Event of Default exists; and

(f)	each US Borrower is in compliance with the covenants contained in Section 6, Section 7 and Section 9 of the Loan Agreement.

Section 7 Conditions Precedent

This Third Amending Agreement shall not be effective until each of the following conditions has been met to the satisfaction of Lender or has been waived in writing (in whole or in part) by Lender in its sole discretion:

(a)	Lender has received, in form and substance satisfactory to Lender, an original copy of each of the following documents:

(i)	this Third Amending Agreement executed by each US Borrower and the other Obligors party hereto;

(ii)	a Term Note executed by each of SMTC California and SMTC Massachusetts;

(iii)	documentation in connection with corporate actions and proceedings which Lender may have requested in connection herewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

(iv)	a certificate of incumbency executed by each US Borrower;

(v)	all consents, waivers, acknowledgements and other agreements from third parties which Lender may deem necessary or desirable in order to give effect to the provisions or purposes of this Third Amending Agreement or to ensure its first ranking priority in and to the Collateral;

(vi)	originals or copies, as determined by Lender, of such other documents, instruments as are required by Lender, including all other documents listed on the closing agenda (if any) relating to the transactions contemplated herein;

(b)	US Borrowers have paid all fees, expenses and disbursements, including, without limitation, reasonable legal fees, incurred by or payable to Lender or US Collateral Agent in connection with this Third Amending Agreement;

(c)	all requisite corporate actions and proceedings and searches and registrations in connection with this Third Amending Agreement shall have been completed;

(d)	no Event of Default exists;

(e)	no material adverse change shall have occurred with respect to a US Borrower or any Obligor since the date of Lender’s latest field examination and no change or event shall have occurred which would have a material adverse effect on a US Borrower or any Obligor; and

(f)	US Borrowers have repaid to Lender all amounts outstanding (US$325,000.00) in respect of the Term Loan advanced on June 1, 2004.

Section 8 Expenses

US Borrowers shall pay all fees, expenses and disbursements including, without limitation, reasonable legal fees, incurred by or payable to Lender or US Collateral Agent in connection with the preparation, negotiation, completion, execution, delivery and review of this Third Amending Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

Section 9 Continuance of Loan Agreement and Security

The Loan Agreement, as changed, altered, amended or modified by the Consent, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for in the Consent, the First Amending Agreement, the Second Amending Agreement and herein. It is agreed and confirmed that after giving effect to this Third Amending Agreement, all security delivered by US Borrowers and any Obligor secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of the Consent, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement.

Section 10 Counterparts

This Third Amending Agreement may be executed in any number of separate original or facsimile counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 11 Governing Law

The validity, interpretation and enforcement of this Third Amending Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois without giving effect to principles of conflicts of laws.

Section 12 Undertaking

US Borrowers undertake to use commercially reasonable efforts to obtain and deliver to Lender duly executed copies, from the applicable parties, of each of the acknowledgments attached as Exhibit “A” hereto.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have executed this Third Amending Agreement as of the day and year first above written.

US COLLATERAL AGENT AND LENDER		US BORROWER

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)		SMTC MANUFACTURING CORPORATION OF CALIFORNIA

By:	/s/ Niall Hamilton	By:	/s/ John Caldwell
Name:	Niall Hamilton	Name:	John Caldwell
Title:	Senior Vice President	Title:	President and CEO

Address: 150 South Wacker Drive Chicago, Illinois 60606 Fax: (312) 332-0424		Address: 2302 Trade Zone Boulevard San Jose, California USA 95131 Fax No: (408) 934-7101

US BORROWER		US BORROWER

SMTC MANUFACTURING CORPORATION OF WISCONSIN		SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

Address: 2222 E. Pensar Drive Appleton, Wisconsin USA Fax No: (920) 739-4830		Address: 109 Constitution Blvd. Unit 160 Franklin, Massachusetts USA Fax No: (508) 520-9351

US BORROWER

SMTC MEX HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President and CEO

Address: 635 Hood Road Markham, Ontario Canada, L3R 4N6 Fax No: (905) 479-5326

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of the Obligations under the Loan Agreement; and

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement and this Third Amending Agreement and understands the terms thereof.

Dated as of the 12th day of June, 2006.

SMTC CORPORATION		SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

HTM HOLDINGS, INC.		RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

SMTC DE CHIHUAHUA, S.A. DE C.V.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President and CEO

EXHIBIT “A”

ACKNOWLEDGMENT

TO:	WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (the “Secured Party”)

RE:	SMTC MANUFACTURING CORPORATION OF CALIFORNIA (the “Debtor”)

The undersigned hereby refers to the following registration against the Debtor in favour of the undersigned registered under the Uniform Commercial Code (“UCC”) (the “Existing Registration”):

FILE NO.	EXISTING SECURITY DESCRIPTION

0411260268	Any and all personal property of the Debtor (including goods and documents of title relating thereto) at any time, in the past, now or hereafter, in Secured Party’s possession, custody, or control or en route (including all personal property at any time release or otherwise made available to the Debtor); and all proceeds and products of any of the following in whatever form.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees with the Secured Party as follows:

1.	The Existing Registration and any security granted to the undersigned by the Debtor in respect of which the Existing Registration has been made (the “Existing Security”) relates solely to the collateral described in Schedule A attached hereto together with all attachments accessories, additions thereto and all proceeds derived therefrom (the “Collateral”) and does not extend to any other personal property of the Debtor.

2.	Nothing herein shall affect the rights or priorities of the undersigned in and to the Existing Security.

3.	This agreement shall be binding upon the undersigned and its successors, transferees and assigns.

Dated this      day of                     , 2006.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

By:
Name:
Title:

Schedule A

Collateral

[NTD: Please describe collateral with serial numbers.]

ACKNOWLEDGMENT

TO:	WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (the “Secured Party”)

RE:	SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS (the “Debtor”)

The undersigned hereby refers to the following registration against the Debtor in favour of the undersigned registered under the Uniform Commercial Code (“UCC”) (the “Existing Registration”):

FILE NO.	EXISTING SECURITY DESCRIPTION

200647923920	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee”, respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below, Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including, without limit, the equipment listed below, and all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds (cash and non-cash) there from: The equipment location is as identified in the Lease. This is intended to be a true lease transaction. Neither the execution nor filing of this financing statement shall in any manner imply that the relationship between the parties to which this document applies is other than lessor and lessee, respectively. This financing statement is filed solely to protect the interests of the parties in the event of unwarranted assertions by any third party. This statement is filed in connection with a lease transaction and is filed for precautionary purposes only. Product Schedule No./Agreement No. PP796A, Master Agreement/Lease No. . CUSTOMER: 1283972 CAIRC3220 JNC30276 CAIR2270 SLH21155

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees with the Secured Party as follows:

1.	The Existing Registration and any security granted to the undersigned by the Debtor in respect of which the Existing Registration has been made (the “Existing Security”) relates solely to the collateral described in Schedule A attached hereto together with all attachments accessories, additions thereto and all proceeds derived therefrom (the “Collateral”) and does not extend to any other personal property of the Debtor.

2.	Nothing herein shall affect the rights or priorities of the undersigned in and to the Existing Security.

3.	This agreement shall be binding upon the undersigned and its successors, transferees and assigns.

Dated this      day of                     , 2006.

IOS CAPITAL

By:
Name:
Title:

Schedule A

Collateral

[NTD: Please describe collateral with serial numbers.]